SUPPLEMENT TO THE
FIDELITY REAL ESTATE HIGH INCOME FUND
MARCH 30, 1998
PROSPECTUS
The following information replaces similar information on the front cover:
The fund seeks high current income by investing primarily in real estate-related instruments, with an emphasis on lower-quality debt securities.
The following information replaces the first paragraph in the "Who May Want to Invest" section on page 3:
This non-diversified fund is designed for those who seek high current income, with some potential for capital growth, from a portfolio of lower-quality, high-yielding real estate-related securities, including commercial mortgage-backed and other mortgage-related securities. Shares of the fund are offered to banks and trust institutions investing for their own accounts or for accounts of their customers; retirement plan sponsors; and similar institutional customers. The fund's level of risk and potential reward depend on the quality and maturity of its investments. Since the fund invests in commercial mortgage-backed securities and other mortgage and real estate-related securities, including lower-quality securities, the fund has the potential for higher yields but also carries a higher degree of risk. The fund may be appropriate for aggressive institutional investors who understand the potential risks and rewards of investing in real estate-related securities, including lower-quality securities, and who are willing to accept the greater price movements and credit risks of these securities.
The following information replaces the first paragraph in the "Investment Principles and Risks" section beginning on page 7:
REAL ESTATE HIGH INCOME seeks a high level of current income by investing primarily in real estate-related instruments. As a secondary objective, the fund also seeks growth of capital.
Under normal market conditions, FMR will invest at least 65% of the Fund's total assets in commercial and residential mortgage-backed securities; debt securities of real estate entities; equity securities of entities whose primary assets are mortgage loans or commercial or residential mortgage-backed securities; and preferred stock of real estate investment trusts.
Under normal market conditions, FMR will invest at least 90% of the Fund's net assets in commercial and residential mortgage-backed securities; debt securities of real estate entities; equity securities of entities whose primary assets are mortgage loans or commercial or residential mortgage-backed securities; preferred stock of real estate investment trusts; U.S. Government securities; cash equivalents; and related futures and options.
For purposes of these investment policies, a "real estate entity" is any company that is primarily engaged in the real estate industry. FMR considers a company to be primarily engaged in the real estate industry if at least 50% of its assets, gross income, or net profits are committed to, or derived from, real estate.
The fund does not currently intend to invest more than 5% of its total assets in non-U.S. dollar-denominated securities. Additionally, the fund does not currently intend to invest in any emerging market securities. For purposes of this latter policy, countries with emerging markets include countries (i) that have an emerging stock market, as defined by the International Finance Corporation, (ii) with low- to middle-income economies, according to the World Bank, or (iii) that are listed in World Bank publications as "developing."
The following information replaces the second-to-last paragraph in the "Investment Principles and Risks" section on page 8:
The fund's yield and share price change daily and are based on changes in interest rates, market conditions, other economic and political news, and on the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk. FMR may use various investment techniques to hedge a portion of the fund's risk, but there is no guarantee that these strategies will work as intended. When you sell your shares, they may be worth more or less than what you paid for them.
The following information replaces the third paragraph in the "Securities and Investment Practices" section on page 8:
Under normal market conditions, the fund will invest primarily in commercial and residential mortgage-backed securities; debt securities of real estate entities; equity securities of entities whose primary assets are mortgage loans or commercial or residential mortgage-backed securities; and preferred stock of real estate investment trusts. The fund may also invest in other types of mortgage-backed securities; collateralized mortgage obligations; regular interests in real estate mortgage investment conduits ("REMICs"); adjustable rate mortgages; bank debt; corporate debt securities; a variety of money market instruments; U.S. Government securities; cash equivalents; and related futures and options. The fund may invest without limitation in lower-rated securities and non-rated securities of lower quality. Such securities are commonly referred to as "junk bonds" and have a greater risk of default of principal and interest.
The following information replaces similar information in the "Securities and Investment Practices" section on page 13:
EQUITY SECURITIES may include common stocks and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 50% of total assets, the fund may not purchase more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.
The following information replaces similar information in the "Securities and Investment Practices" section on page 13:
REAL ESTATE INVESTMENT TRUSTS are entities which either own properties or make construction or mortgage loans. Equity trusts own real estate directly, and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity trusts may also include operating or finance companies. Equity trusts can also realize capital gains by selling properties that have appreciated in value. A mortgage trust can make construction, development, or long-term mortgage loans, and is sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.
The following information supplements the information in the "Securities and Investment Practices" section on page 15:
OTHER INSTRUMENTS may include convertible securities and preferred stocks.
The following information replaces the second paragraph in the "Fundamental Investment Policies and Restrictions" section on page 16:
The fund seeks a high level of current income by investing primarily in real estate-related instruments. As a secondary objective, the fund also seeks growth of capital.

SUPPLEMENT TO FIDELITY REAL ESTATE HIGH INCOME FUND:
MARCH 30, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES THE SECOND, THIRD, AND FOURTH PARAGRAPHS UNDER THE HEADING "EXPOSURE TO FOREIGN MARKETS" IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 3. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
THE FOLLOWING INFORMATION REPLACES THE SECOND PARAGRAPH UNDER THE HEADING "ILLIQUID INVESTMENTS" IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 7.
Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.